SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 12, 2002
Date of Report (Date of Earliest Event Reported)

FTD, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21277	13-3711271
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant’s telephone number, including area code)

Item 5.    Regulation FD Disclosure

                On November 12, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of FTD, Inc. (the “Company”) for the quarter ended September 30, 2002 (the “Report”), Robert L. Norton, the Chief Executive Officer, and Carrie A. Wolfe, the Chief Financial Officer of the Company, respectively, each provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.

/S/ CARRIE A. WOLFE
Carrie A. Wolfe
Chief Financial Officer and Treasurer

Date: November 12, 2002